UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2020

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on December 17, 2020, beginning at approximately 2:00 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2021 (the fiscal quarter ended November 30, 2020).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share excluding impairment, restructuring, and other unique items. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share excluding impairment, restructuring, and other unique items is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other expense (income), net, incremental expenses related to Nikola gains, unrealized loss on investment in Nikola, and gain on sale of assets within equity income (each after-tax) to net earnings (loss) attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings (loss) per share attributable to controlling interest and the non-GAAP financial measure of diluted earnings per share excluding impairment, restructuring, and other unique items for the three months ended November 30, 2020 and November 30, 2019, as mentioned in the conference call, is outlined below.

	Three months ended November 30, 2020
(in thousands, except per share amounts)	Operating Income	Earnings (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings (Loss) Attributable to Controlling Interest	Earnings (Loss) per Diluted Share
GAAP	$37,364	$(87,957)	$(19,445)	$(74,044)	$(1.40)
Impairment of long-lived assets	3,815	3,815	(894)	2,921	0.06
Restructuring and other expense, net	7,596	7,596	(1,736)	5,719	0.11
Incremental expenses related to Nikola gains	4,570	4,570	(1,081)	3,489	0.07
Unrealized loss on investment in Nikola	-	143,780	(30,737)	113,043	2.11
Non-GAAP	$53,345	$71,804	$15,003	$51,128	$0.95

	Three months ended November 30, 2019
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$32,118	$72,785	$15,863	$52,086	$0.93
Restructuring and other income	(50)	(50)	12	(38)	-
Gain on sale of assets within equity income	-	(23,119)	4,533	(18,586)	(0.33)
Non-GAAP	$32,068	$49,616	$11,318	$33,462	$0.60

In the conference call, management referred to operating income, excluding impairment and restructuring charges, for the Registrant’s Pressure Cylinders operating segment. This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income, excluding impairment and restructuring charges, is calculated by adding impairment of long-lived assets and restructuring and other expense, net to operating income.  The difference between the GAAP-based measure of operating income and the non-GAAP financial measure of operating income, excluding impairment and restructuring charges for the three months ended November 30, 2020 and November 30, 2019, as mentioned in the conference call, is outlined below for the Registrant’s Pressure Cylinders operating segment:

	Three Months Ended
	November 30,
(in thousands)	2020	2019	Change
GAAP	$3,305	$15,647	$(12,342)
Impairment of long-lived assets	3,815	-	3,815
Restructuring and other expense, net	7,257	-	7,257
Non-GAAP	$14,377	$15,647	$(1,270)

In the conference call, management referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s three months ended November 30, 2020 and November 30, 2019 and the trailing twelve months ended November 30, 2020.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings (loss) attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other expense (income), net, incremental expenses related to Nikola gains, (gains) loss on investment in Nikola, gain on consolidation of Samuel Steel Pickling, gain on sale of assets within equity income and other non-recurring expense (each pre-tax) to/from EBITDA.  The difference between the GAAP-based measure of net earnings (loss) attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the three months ended November 30, 2020 and November 30, 2019 and the trailing twelve months ended November 30, 2020, as mentioned in the conference call, is outlined below.

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2021	2021	2020	2020	2020

Net earnings (loss) attributable to controlling interest	$(74,044)	$616,675	$16,175	$15,311	$52,086
Impairment of long-lived assets (pre-tax) [1]	3,815	9,924	7,208	34,003	-
Restructuring and other expense (income), net (pre-tax) [1]	7,455	1,732	7,558	1,050	(50)
Incremental expenses related to Nikola gains (pre-tax)	4,570	49,511	-	-	-
(Gains) loss on investment in Nikola (pre-tax)	143,780	(796,141)	-	-	-
Gain on consolidation of Samuel Steel Pickling (pre-tax)	-	-	-	(6,055)	-
Gain on sale of assets within equity income (pre-tax)	-	-	-	-	(23,119)
Other non-recurring expense (pre-tax)	-	-	-	-	912
Interest expense	7,548	7,590	7,459	7,362	7,315
Income tax expense (benefit)	(19,445)	163,778	5,836	4,828	15,863
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$73,679	$53,069	$44,236	$56,499	$53,007
Depreciation and amortization	21,560	22,211	23,125	22,780	22,596
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$95,239	$75,280	$67,361	$79,279	$75,603

Trailing Twelve Months Adjusted EBITDA [1]	$317,159

[1] Excludes the impact of the noncontrolling interest.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As announced in the conference call conducted by the Registrant on December 17, 2020, Virgil L. Winland will be retiring from the position of Senior Vice President, Manufacturing of the Registrant, on January 3, 2021.  Consistent with the previously disclosed terms of the respective awards and the authority granted thereunder, the Compensation Committee of the Registrant’s Board of Directors has taken action to cause all unvested portions of the outstanding options and restricted common shares held by Mr. Winland to vest as of the date of his retirement.

Item 8.01.  Other Events.

On December 17, 2020, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors had declared a quarterly cash dividend of $0.25 per share in respect of the Registrant’s common shares.  The dividend was declared on December 17, 2020 and is payable on March 29, 2021 to shareholders of record at the close of business on March 15, 2021.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

On January 1, 2021, Patrick J. Kennedy, currently the Registrant’s Corporate Counsel, will become Vice President-General Counsel and Secretary of the Registrant.  Dale T. Brinkman, who currently serves as the Registrant’s Senior Vice President-Administration, General Counsel and Secretary, will transition to the role of Senior Legal Advisor.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Second Quarter of Fiscal 2021 (Fiscal Quarter ended November 30, 2020), held on December 17, 2020.
99.2	News Release issued by Worthington Industries, Inc. on December 17, 2020 reporting declaration of quarterly cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: December 22, 2020	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary